SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549

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                          FORM 8-K

                       CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2008

             PATRIOT TRANSPORTATION HOLDING, INC.
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      (Exact name of registrant as specified in its charter)



        FLORIDA            33-26115                 59-2924957
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  (State or other        (Commission            (I.R.S. Employer
   jurisdiction           File Number)          Identification No.)
   of incorporation)

1801 Art Museum Drive
Jacksonville, Florida                                 32207
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(Address of principal executive offices)	    (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733

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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                      CURRENT REPORT ON FORM 8-K

                  PATRIOT TRANSPORTATION HOLDING, INC.

                           October 1, 2008


ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

	On October 1, 2008, the Company modified its $37,000,000 uncollaterized Revolving Credit Agreement to (i) remove Compass Bank as one of the lenders, (ii) extend the term of the Credit Agreement until December 31, 2013, (iii) delete the loan covenant requiring that the Company comply with a Consolidated Total Debt to EBITDA ratio, and
(iv) amend the loan covenant relating to the Fixed Charge Coverage Ratio. A copy of the amendment is attached hereto as Exhibit 10.1.

	In addition, on October 1, 2008, the Company entered into indemnification agreements with its directors and executive officers by which the Company agreed to indemnify and advance expenses to its directors and executive officers to the full extent permitted by law in the event that any director or executive officer is made a party to any proceeding by virtue of such person's service to the Company. A copy of the form of Indemnification Agreement is attached hereto as
Exhibit 10.2.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

	(d)	Exhibits.

		10.1	Second Modification to Amended and Restated
			Revolving Credit Agreement dated September 30, 2008, by and among Patriot Transportation Holding, Inc. and Wachovia Bank, National Association, as Administrative Agent.

	        10.2	Form of Director/Officer Indemnification Agreement.

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                                SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date: October 7, 2008		By:  /s/ John D. Milton, Jr.
        			----------------------------------------
				John D. Milton, Jr.
				Executive Vice President
        			and Chief Financial Officer


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                              EXHIBIT LIST

Exhibit		Description
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10.1		Second Modification to Amended and Restated Revolving
		Credit Agreement dated September 30, 2008, by and among
		Patriot Transportation Holding, Inc. and Wachovia Bank,
		National Association, as Administrative Agent.

10.2		Form of Director/Officer Indemnification Agreement.


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